SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2008

                        First Clover Leaf Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                      0-50820                    20-4797391
----------------------------    ---------------------      ---------------------
(State or other jurisdiction    (Commission File No.)      (IRS  Employer
of incorporation)                                           Identification No.)



6814 Goshen Road, Edwardsville, Illinois                        62025
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6122

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))


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Item 8.01.        Other Events.

     On April 22, 2008, the Board of Directors of the Company declared a cash dividend on the Company's common stock of $0.06 per share for the quarter ended March 31, 2008. The dividend will be payable to stockholders of record as of May 16, 2008 and is expected to be paid on May 23, 2008.

     A copy of the press release dated April 22, 2008, giving details associated with the dividend, is attached as Exhibit 99 to this report.

Item 9.01.       Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                  Exhibit No.                 Description
                  -----------                 -----------

                      99                      Press release dated April 22, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  April 23, 2008                       By:/s/ Darlene F. McDonald
                                               ---------------------------------
                                               Darlene F. McDonald
                                               Chief Financial Officer